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Exhibit 99.1

        FORM OF LETTER OF TRANSMITTAL

RHODIA

LETTER OF TRANSMITTAL FOR THE OFFER TO EXCHANGE

7.625% Senior Notes due 2010
8.000% Senior Notes due 2010
8.875% Senior Subordinated Notes due 2011
9.250% Senior Subordinated Notes due 2011

that have been registered under the Securities Act of 1933 for any and all
Original 7.625% Senior Notes due 2010
Original 8.000% Senior Notes due 2010
Original 8.875% Senior Subordinated Notes due 2011
Original 9.250% Senior Subordinated Notes due 2011

        The exchange offer will expire at 5:00 p.m., New York City time for the original dollar senior notes and the original dollar senior subordinated notes and at 4:00 p.m., Luxembourg time for the original euro senior notes and the original euro senior subordinated notes, on    , 2003 unless the exchange offer is extended by Rhodia in its sole discretion.

        Tenders of original dollar senior notes or original dollar senior subordinated notes may be withdrawn at any time prior to 5:00 p.m., New York City time, and tenders of original euro senior notes or original euro senior subordinated notes may be withdrawn at any time prior to 4:00 p.m., Luxembourg time on the Expiration Date (as defined below).

Deliver To:
Euro Notes Exchange Agent:
BNP Paribas Securities Services
Luxembourg branch
23, avenue de la Porte Neuve
L-2085 Luxembourg
Luxembourg
Attention: Global Corporate Trust
Telephone: + 352 2696-2549
Facsimile: +352 2696-9757

Dollar Notes Exchange Agent:
BNP Paribas
New York branch
Global Corporate Trust
787 Seventh Avenue
New York, NY 10019
Attention: Max Sanchez-Martinez
Telephone: (212) 841-3414
Facsimile: (212) 841-2717

        Delivery of this letter of transmittal to an address, or transmission via telegram, telex or facsimile, other than to the applicable exchange agent as set forth above, will not constitute a valid delivery. The method of delivery of all documents, including certificates, is at the risk of the holder. If delivery is by mail, we recommend the use of registered mail with return receipt requested, properly insured. You should read the instructions accompanying this letter of transmittal carefully before you complete this letter of transmittal.

        The undersigned acknowledges that he or she has received the prospectus dated            , 2003 of Rhodia and this letter of transmittal and the instructions hereto, which together constitute Rhodia's offer to exchange 7.625% senior notes due 2010, 8.000% senior notes due 2010, 8.875% senior subordinated notes due 2011 and 9.250% senior subordinated notes due 2011 that are registered under the Securities Act of 1933, as amended, for any and all outstanding original 7.625% senior notes due 2010, 8.000% senior notes due 2010, 8.875% senior subordinated notes due 2011 and 9.250% senior subordinated notes due 2011 issued on May 28, 2003, pursuant to a registration statement of which the prospectus is a part.

        The term "Expiration Date" shall mean 5:00 p.m., New York City time, for the original dollar senior notes and the original dollar senior subordinated notes and 4:00 p.m., Luxembourg time, for the original euro senior notes and the original euro senior subordinated notes, on            , 2003, unless Rhodia, in its sole discretion, extends the exchange offer, in which case the term shall mean the latest date and time to which the exchange offer is extended. Whenever we refer to the registered 7.625% senior notes due 2010 and the 8.000% senior notes due 2010 registered under the Securities Act, we will collectively refer to them as the "exchange senior notes". Whenever we refer to the unregistered 7.625% senior notes due 2010 and to the unregistered 8.000% due 2010 we will collectively refer to them as the "original senior notes". Whenever we refer to the 8.875% senior subordinated notes due 2011 and the 9.250% senior subordinated notes due 2011 registered under the Securities Act, we will collectively refer to them as the "exchange senior subordinated notes". Whenever we refer to the unregistered 8.875% senior subordinated notes due 2011 and the 9.250% senior subordinated notes due 2011 we will collectively refer to them as the "original senior subordinated notes". All other terms used but not defined herein have the meaning given to them in the prospectus.

        This letter of transmittal is to be used if (1) certificates representing original senior notes or original senior subordinated notes are to be physically delivered to the exchange agent by Holders (as defined below), (2) the original senior notes or original senior subordinated notes are to be tendered by book-entry transfer pursuant to the procedures set forth in the prospectus under "The Exchange Offer—Book-Entry Transfer" in the case where there is no agent's message or (3) tender of the original senior notes or original senior subordinated notes is to be made by Holders according to the guaranteed delivery procedures set forth in the prospectus under "The Exchange Offer—Guaranteed Delivery Procedures" unless the original notes are delivered by book-entry and an agent's message is transmitted. Delivery of this letter of transmittal and any other required documents must be made to the applicable exchange agent.

        Delivery of documents to The Depository Trust Company ("DTC"), Euroclear or Clearstream does not constitute delivery to the applicable exchange agent.

        The term "Holder" as used herein means any person in whose name original senior notes or original senior subordinated notes are registered on the books of Rhodia or any other person who has obtained a properly completed bond power from the registered holder.

        Any Holder of original senior notes or original senior subordinated notes who wishes to tender his, her or its original senior notes or original senior subordinated notes must, prior to the Expiration Date, either: (a) complete, sign and deliver this letter of transmittal, or a facsimile thereof, to the applicable exchange agent in person or to the address or facsimile number set forth above and tender (and not withdraw) his, her or its original senior notes or original senior subordinated notes, or (b) if a tender of original senior notes or original senior subordinated notes is to be made by book-entry transfer to the account maintained by the exchange agent at DTC, Euroclear or Clearstream, confirm such book-entry transfer, including the delivery of an agent's message (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the instructions to this letter of transmittal.

        Holders of original senior notes or original senior subordinated notes whose certificates are not immediately available or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this letter of transmittal to be delivered to the applicable exchange agent on or prior to the Expiration Date must tender their original senior notes or original senior subordinated notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer—Guaranteed Delivery Procedures" in the prospectus. (See Instruction 1.)

        Upon the terms and subject to the conditions of the exchange offer, the acceptance for exchange of the original senior notes or original senior subordinated notes validly tendered and not withdrawn and the delivery of the exchange senior notes or exchange senior subordinated notes will be made promptly following the Expiration Date. For the purposes of the exchange offer, Rhodia shall be deemed to have accepted for exchange validly tendered original senior notes or original senior subordinated notes when, as and if Rhodia has given written notice thereof to the applicable exchange agent.

        The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the exchange offer.

        Please read this entire letter of transmittal and the prospectus carefully before checking any box below. The instructions included in this letter of transmittal must be followed. Questions and requests for assistance or for additional copies of the prospectus, this letter of transmittal and the notice of guaranteed delivery may be directed to the applicable exchange agent. See Instruction 11.

        Holders who wish to accept the exchange offer and tender their original senior notes or original senior subordinated notes must complete this letter of transmittal in its entirety and comply with all of its terms.

        Please list below the original senior notes or original senior subordinated notes to which this letter of transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule, attached hereto. The minimum permitted tender is $1,000 or €1,000, as applicable, in principal amount. All other tenders must be in integral multiples of $1,000 or €1,000, as applicable.

DESCRIPTION OF ORIGINAL SENIOR NOTES OR ORIGINAL SENIOR SUBORDINATED NOTES

Name(s) and Address(es) of Holder(s) (please fill in, if blank)	Type of Security Tendered	Certificate Number(s) (attach signed list, if necessary)	Aggregate Principal Amount Tendered	ISIN Number

Total

Total principal amount of original senior securities tendered:

☐
CHECK HERE IF TENDERED ORIGINAL SENIOR NOTES OR ORIGINAL SENIOR SUBORDINATED NOTES ARE BEING DELIVERED BY DTC, EUROCLEAR OR CLEARSTREAM TO THE EXCHANGE AGENT'S ACCOUNT AT DTC, EUROCLEAR OR CLEARSTREAM AND COMPLETE THE FOLLOWING:

Name of tendering institution(s)

DTC, Euroclear or Clearstream book-entry account:

Transaction code no.:

  Holders who wish to tender their original senior notes or original senior subordinated notes and (i) whose original senior notes or original senior subordinated notes are not immediately available, or (ii) who cannot deliver their original senior notes or original senior subordinated notes, the letter of transmittal or any other required documents to the applicable exchange agent prior to the Expiration Date, or cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender according to the guaranteed delivery procedures set forth in the prospectus under the caption "The Exchange Offer—Guaranteed Delivery Procedures."

☐
CHECK HERE IF TENDERED ORIGINAL SENIOR NOTES OR ORIGINAL SENIOR SUBORDINATED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE APPLICABLE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of holder(s) of original senior notes or original senior subordinated notes:

Window ticket no. (if any):

Date of execution of notice of guaranteed delivery:

DTC, Euroclear or Clearstream book-entry account:

If delivered by book-entry transfer:

Name of tendering institution:

Transaction code no.:

☐
CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

Ladies and Gentlemen:

        Subject to the terms and conditions of the exchange offer, the undersigned hereby tenders to Rhodia the principal amount of original senior notes or original senior subordinated notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of original senior notes or original senior subordinated notes tendered hereby in accordance with this letter of transmittal and the accompanying instructions, the undersigned sells, assigns and transfers to, or upon the order of, Rhodia all right, title and interest in and to the original senior notes or original senior subordinated notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the euro notes exchange agent its agent and attorney-in-fact (with full knowledge that the exchange agent also acts as agent of Rhodia) with respect to the tendered original euro senior notes or original euro senior subordinated notes, or the dollar notes exchange agent its agent and attorney-in-fact (with full knowledge that the exchange agent also acts as agent of Rhodia) with respect to the tendered original dollar senior notes or original dollar senior subordinated notes with full power of substitution to (i) deliver certificates for such original senior notes or original senior subordinated notes to Rhodia, or transfer ownership of such original senior notes or original senior subordinated notes on the account books maintained by DTC, Euroclear or Clearstream, as the case may be, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Rhodia and (ii) present such original senior notes or original senior subordinated notes for transfer on the books of Rhodia and receive all benefits and otherwise exercise all rights of beneficial ownership of such original senior notes or original senior subordinated notes, all in accordance with the terms of the exchange offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

        The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, sell, assign and transfer the original senior notes or original senior subordinated notes tendered hereby and to acquire the exchange senior notes or exchange senior subordinated notes upon the exchange of the original senior notes or original senior subordinated notes, and that Rhodia will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by Rhodia. The undersigned also acknowledges that this exchange offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission that the exchange senior notes and exchange senior subordinated notes received in exchange for the original senior notes and original senior subordinated notes pursuant to the exchange offer may be offered for sale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased such original senior notes or original senior subordinated notes directly from Rhodia for resale pursuant to Rule 144A, Regulation S or any other available exemption under the Securities Act or a holder that is an "affiliate" of Rhodia within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such exchange senior notes or exchange senior subordinated notes are acquired by a non-affiliate in the ordinary course of such holder's business and such holders have no arrangement or understanding with any person to participate in the distribution of such exchange senior notes or exchange senior subordinated notes.

        The undersigned Holder represents and warrants that

  (a)
  the exchange senior notes and exchange senior subordinated notes acquired pursuant to the exchange offer are being acquired in the ordinary course of business of the person receiving the exchange senior notes or exchange senior subordinated notes, whether or not the person is the Holder,

  (b)
  neither the undersigned Holder nor any other recipient of the exchange senior notes or exchange senior subordinated notes (if different than the Holder) is engaged in, intends to engage in, or has any arrangement or understanding with any person to participate in, the distribution of the original senior notes, original senior subordinated notes, exchange senior notes or exchange senior subordinated notes,

  (c)
  neither the undersigned Holder nor any other recipient is an "affiliate" of Rhodia within the meaning of Rule 405 promulgated under the Securities Act or, if the Holder or such recipient is an affiliate, that the Holder or such recipient will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable,

  (d)
  if the undersigned is a broker-dealer, it has not entered into any arrangement or understanding with Rhodia or any "affiliate" of Rhodia within the meaning of Rule 405 promulgated under the Securities Act to distribute the exchange senior notes or exchange senior subordinated notes,

  (e)
  if the undersigned is a broker-dealer, the undersigned further represents and warrants that, if it will receive exchange senior notes or exchange senior subordinated notes for its own account in exchange for original senior notes or original senior subordinated notes that were acquired as a result of market-making activities or other trading activities, the undersigned will deliver a prospectus meeting the requirements of the Securities Act (for which purposes, the delivery of the prospectus, as the same may be hereafter supplemented or amended, shall be sufficient) in connection with any resale of exchange senior notes or exchange senior subordinated notes received in the exchange offer, and

  (f)
  the undersigned Holder is not acting on behalf of any person or entity that could not truthfully make these representations.

        By acknowledging that you, as such a broker-dealer, will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of exchange senior notes or exchange senior subordinated notes, you will not be deemed to admit that you are an "underwriter" within the meaning of the Securities Act.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the applicable exchange agent or Rhodia to be necessary or desirable to complete the exchange, assignment and transfer of the original senior notes or original senior subordinated notes tendered hereby or transfer of ownership of such original senior notes or original senior subordinated notes on the account books maintained by a book-entry transfer facility.

        The undersigned understands and agrees that Rhodia reserves the right not to accept tendered original senior notes or original senior subordinated notes from any tendering Holder if Rhodia determines, in its sole and absolute discretion, that its ability to proceed with the exchange offer would be impaired by a pending or threatened action or proceeding with respect to the exchange offer or that such acceptance could result in a violation of applicable securities laws.

        For purposes of the exchange offer, Rhodia shall be deemed to have accepted validly tendered original senior notes or original senior subordinated notes when, as and if Rhodia has given oral or written notice thereof to the exchange agents. If any tendered original senior notes or original senior subordinated notes are not accepted for exchange pursuant to the exchange offer for any reason, such unaccepted or non-exchanged original senior notes or original senior subordinated notes will be returned to the address shown below or to a different address as may be indicated herein under "Special Delivery Instructions," without expense to the tendering Holder thereof, (or, in the case of tender by book-entry transfer into the exchange agent's account at the book-entry transfer facility pursuant to the book-entry transfer procedures described in the prospectus under the "The Exchange Offer—Book-Entry Transfer," such non-exchanged senior notes or non-exchanged subordinated senior notes will be credited to an account maintained with such book-entry transfer facility) as promptly as practicable after the expiration or termination of the exchange offer.

        The undersigned understands and acknowledges that Rhodia reserves the right in its sole discretion to purchase or make offers for any original senior notes or original senior subordinated notes that remain outstanding subsequent to the Expiration Date or, as set forth in the prospectus under the caption "The Exchange Offer—Expiration Date; Extensions; Amendment; Termination," to terminate the exchange offer and, to the extent permitted by applicable law, purchase original senior notes or original senior subordinated notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the exchange offer.

        The undersigned understands that tenders of original senior notes or original senior subordinated notes pursuant to the procedures described under the caption "The Exchange Offer—Procedures for Tendering" in the prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and Rhodia upon the terms and subject to the conditions of the exchange offer. The undersigned also agrees that acceptance of any tendered original senior notes or original senior subordinated notes by Rhodia and the delivery of exchange senior notes or exchange senior subordinated notes in exchange therefor shall constitute performance in full by Rhodia of its obligations under the exchange offer and Registration Rights Agreement and that, upon the issuance of the exchange senior notes or exchange senior subordinated notes, Rhodia will have no further obligations or liabilities thereunder (except in certain limited circumstances).

        All authority conferred or agreed to be conferred by this letter of transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this letter of transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. This tender may be withdrawn only in accordance with the procedures set forth in the prospectus and in this letter of transmittal.

        By acceptance of the exchange offer, each broker-dealer that receives exchange senior notes or exchange senior subordinated notes pursuant to the exchange offer hereby acknowledges and agrees that, upon the receipt of notice by Rhodia of the happening of any event that makes any statement in the prospectus untrue in any material respect or that requires the making of any changes in the prospectus in order to make the statements therein not misleading (which notice Rhodia agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the prospectus until Rhodia has amended or supplemented the prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such broker-dealer.

        Unless otherwise indicated under "Special Registration Instructions," please deliver the certificates representing the exchange senior notes or exchange senior subordinated notes received in exchange for the original senior notes or original senior subordinated notes accepted for exchange and return any original senior notes or original senior subordinated notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of original senior notes or original senior subordinated notes tendered by DTC, Euroclear or Clearstream, by credit to the respective account at DTC, Euroclear or Clearstream). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the exchange senior notes or exchange senior subordinated notes issued in exchange for the original senior notes or original senior subordinated notes accepted for exchange and return any original senior notes or original senior subordinated notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through DTC, Euroclear or Clearstream. In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please deliver the certificates representing the exchange senior notes or exchange senior subordinated notes received in exchange for the original senior notes or original senior subordinated notes accepted for exchange and return any original senior notes or original senior subordinated notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that Rhodia has no obligations pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any original senior notes or original senior subordinated notes from the name of the registered holder(s) thereof if Rhodia does not accept for exchange any of the original senior notes or original senior subordinated notes so tendered.

        Holders who wish to tender the original senior notes or original senior subordinated notes and (1) whose original senior notes or original senior subordinated notes are not immediately available or (2) who cannot deliver their original senior notes or original senior subordinated notes, this letter of transmittal or any other documents required hereby to the applicable exchange agent prior to the expiration date may tender their original senior notes or original senior subordinated notes according to the guaranteed delivery procedures set forth in the prospectus under the caption "The Exchange Offer—Guaranteed Delivery Procedures." (See Instruction 1.)

PLEASE SIGN HERE WHETHER OR NOT TENDER IS TO BE MADE PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES.

  (To be completed by all tendering Holders of original senior notes or original senior subordinated notes regardless of whether original senior notes or original senior subordinated notes are being physically delivered herewith)

  This letter of transmittal must be signed by the registered Holder(s) of original senior notes or original senior subordinated notes exactly as its (their) name(s) appear(s) on certificate(s) of original senior notes or original senior subordinated notes or, if tendered by a participant in DTC, Euroclear or Clearstream, exactly as such participant's name appears on its security position listing it as the owner of original senior notes or original senior subordinated notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this letter of transmittal. If the original senior notes or original senior subordinated notes to which this letter of transmittal relates are held of record by two or more joint Holders, then all such Holders must sign this letter of transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to Rhodia of such person's authority to so act. (See Instruction 6.) If the signature appearing below is not the registered Holder(s) of the original senior notes or original senior subordinated notes, then the registered Holder(s) must sign a valid proxy.

Date:
Date:
Signature(s) of Holder(s) or Authorized Signatory
Name(s):
(please print)
Capacity(ies):
Address:	(including zip code)
Area code and telephone no.:
Tax Identification or Social Security Number(s) of U.S. persons:

Complete Substitute Form W-9 below, if applicable.

SIGNATURE GUARANTEE
(See Instruction 1 herein)
Certain signatures must be guaranteed by an Eligible Institution

(Name of Eligible Institution guaranteeing signatures)
(Address (including zip code) and telephone number (including area code) of firm)
(Authorized signatures)
(Printed name)
(Title)
Date:

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instruction 7 herein)

              To be completed ONLY if certificates for original senior notes or original senior subordinated notes in a principal amount not tendered or not accepted for exchange are to be issued in the name of, or the exchange senior notes or exchange senior subordinated notes received pursuant to the exchange offer are to be delivered to the order of, someone other than the person or persons whose signature(s) appear(s) within this letter of transmittal or delivered to an address different from that shown in the box entitled "Description of Original Senior Notes or Original Senior Subordinated Notes" within this letter of transmittal, or if exchange senior notes or exchange senior subordinated notes tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC, Euroclear or Clearstream other than the account indicated above.

Name:	(please print)
Address:

(zip code)
(Tax Identification or Social Security Number (See Substitute Form W-9 herein))

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instruction 7 herein)

              To be completed ONLY if certificates for original senior notes or original senior subordinated notes in a principal amount not tendered or not accepted for exchange are to be sent to, or the exchange senior notes or exchange senior subordinated notes received pursuant to the exchange offer are to be delivered to someone other than the person or persons whose signature(s) appear(s) within this letter of transmittal, or delivered to an address different from that shown in the box entitled "Description of Original Senior Notes or Original Senior Subordinated Notes" within this letter of transmittal, or to be credited to an account maintained at DTC, Euroclear or Clearstream other than the account indicated above.

Name:	(please print)
Address:

(zip code)
(Tax Identification or Social Security Number (See Substitute Form W-9 herein))

INSTRUCTIONS

Forming part of the terms and conditions of the exchange offer

1.     Guarantee of Signatures.

        Signatures on this letter of transmittal (or copy hereof) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution") unless the original senior notes or original senior subordinated notes tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC, Euroclear or Clearstream whose name appears on a security position listing as the owner of original senior notes or original senior subordinated notes) who has not completed the box set forth herein entitled "Special Registration Instructions" or "Special Delivery Instructions" of this letter of transmittal or (ii) for the account of an Eligible Institution.

2.     Delivery of this Letter of Transmittal and Original Senior Notes or Original Senior Subordinated Notes.

        Certificates for the physically tendered original senior notes or original senior subordinated notes (or a confirmation of a book-entry transfer to the exchange agent at DTC, Euroclear or Clearstream of all original senior notes or original senior subordinated notes tendered electronically), as well as, in the case of physical delivery of original senior notes or original senior subordinated notes, a properly completed and duly executed copy of this letter of transmittal or facsimile hereof and any other documents required by this letter of transmittal must be received by the dollar notes exchange agent at its address set forth herein prior to 5:00 p.m., New York City time, with respect to the original dollar senior notes or original dollar senior subordinated notes, and prior to 4:00 p.m., Luxembourg time, with respect to the original euro senior notes or original euro senior subordinated notes on the Expiration Date.

        The method of delivery of the tendered original senior notes or original senior subordinated notes, this letter of transmittal and all other required documents, or book-entry transfer and transmission of an Agent's Message by a DTC, Euroclear or Clearstream participant, to the applicable exchange agent are at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the applicable exchange agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No letter of transmittal or original senior notes or original senior subordinated notes should be sent to Rhodia, DTC, Euroclear or Clearstream.

        The exchange agent will make a request to establish an account with respect to the original senior notes or original senior subordinated notes at DTC, Euroclear or Clearstream for purposes of the exchange offer promptly after receipt of the prospectus, and any financial institution that is a participant in DTC, Euroclear or Clearstream may make book-entry delivery of original senior notes or original senior subordinated notes by causing DTC, Euroclear or Clearstream, as the case may be, to transfer such original senior notes or original senior subordinated notes into the exchange agent's account at DTC, Euroclear or Clearstream, as the case may be, in accordance with the relevant entity's procedures for transfer. However, although delivery of original senior notes or original senior subordinated notes may be effected through book-entry transfer at DTC, Euroclear or Clearstream, an Agent's Message (as defined in the next paragraph) in connection with a book-entry transfer and any other required documents must, in any case, be transmitted to and received by the applicable exchange agent at the address specified on the cover page of the letter of transmittal on or prior to the Expiration Date or the guaranteed delivery procedures described below must be complied with.

        A Holder may tender original senior notes or original senior subordinated notes that are held through DTC by transmitting its acceptance through DTC's Automatic Tender Offer Program, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent's Message to the exchange agent for its acceptance. The term "Agent's Message" means a message transmitted by DTC to, and received by, the applicable exchange agent and forming part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from each participant in DTC tendering the original senior notes or original senior subordinated notes and that such participant has received the letter of transmittal and agrees to be bound by the terms of the letter of transmittal and Rhodia may enforce such agreement against such participant. Delivery of an Agent's Message will also constitute an acknowledgment from the tendering DTC participant that the

representations and warranties set forth on pages    •    and    •    of this letter of transmittal are true and correct.

        Holders of original senior notes or original senior subordinated notes held through Euroclear or Clearstream are required to use book-entry transfer pursuant to the standard operating procedures of Euroclear or Clearstream, as the case may be, to accept the exchange offer and to tender their original senior notes or original senior subordinated notes. A computer-generated message must be transmitted to Euroclear or Clearstream, as the case may be, in lieu of a letter of transmittal, in order to tender the original senior notes or original senior subordinated notes in the exchange offer.

        Holders who wish to tender their original senior notes or original senior subordinated notes and (i) whose original senior notes or original senior subordinated notes are not immediately available or (ii) who cannot deliver their original senior notes or original senior subordinated notes, this letter of transmittal, or an agent's message in lieu thereof, or any other documents required hereby to the applicable exchange agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis must tender their original senior notes or original senior subordinated notes and follow the guaranteed delivery procedures set forth in the prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined above) or pursuant to the DTC, Euroclear or Clearstream standard operating procedures; (ii) prior to the Expiration Date, the applicable exchange agent must have received from the Eligible Institution a properly completed and duly executed notice of guaranteed delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the original senior notes or original senior subordinated notes, the certificate number or numbers of such original senior notes or original senior subordinated notes and the principal amount of original senior notes or original senior subordinated notes tendered, stating that the tender is being made thereby and guaranteeing that within three (3) business days after the Expiration Date, this letter of transmittal (or copy thereof), or an agent's message in lieu thereof, together with the certificate(s) representing the original senior notes or original senior subordinated notes (or a confirmation of electronic mail delivery or book-entry delivery into the exchange agent's account at DTC, Euroclear or Clearstream) and any of the required documents will be deposited by the Eligible Institution with the exchange agent and (iii) such properly completed and executed letter of transmittal (or copy thereof), or an agent's message in lieu thereof, as well as all other documents required by this letter of transmittal and the certificate(s) representing all tendered original senior notes or original senior subordinated notes in proper form for transfer or a confirmation of electronic mail delivery or book-entry delivery into the exchange agent's account at DTC, Euroclear or Clearstream, must be received by the applicable exchange agent within three (3) business days after the Expiration Date, all as provided in the prospectus under the caption "The Exchange Offer—Guaranteed Delivery Procedures." Any Holder of original senior notes or original senior subordinated notes who wishes to tender his original senior notes or original senior subordinated notes pursuant to the guaranteed delivery procedures described above must ensure that the dollar notes exchange agent receives the notice of guaranteed delivery prior to 5:00 p.m., New York City time or the euro notes exchange agent receives the notice of guaranteed delivery prior to 4:00 p.m., Luxembourg time, as applicable, on the Expiration Date. Upon request to the applicable exchange agent, a notice of guaranteed delivery will be sent to Holders who wish to tender their original senior notes or original senior subordinated notes according to the guaranteed delivery procedures set forth above.

        All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered original senior notes or original senior subordinated notes or this letter of transmittal will be determined by Rhodia in its sole discretion, which determination will be final and binding. All tendering Holders, by execution of this letter of transmittal (or copy hereof), shall waive any right to receive notice of the acceptance of the original senior notes or original senior subordinated notes for exchange. Rhodia reserves the absolute right to reject any and all original senior notes, original senior subordinated notes or letter of transmittal not properly tendered or any tenders Rhodia's acceptance of which would, in the opinion of counsel for Rhodia, be unlawful. Rhodia also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular original senior notes or original senior subordinated notes. Rhodia's interpretation of the terms and conditions of the exchange offer (including the instructions in this letter of transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of original senior notes or original senior subordinated notes must be cured within such time as Rhodia shall determine. Although Rhodia intends to notify Holders of defects or irregularities with respect to tenders of original senior notes or original senior subordinated notes, none of Rhodia, the exchange agents or any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of original senior notes or original senior subordinated notes, nor shall any of them incur any liability for failure to give such notification. Tenders of original senior notes or original senior subordinated notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any original senior notes or original senior subordinated notes received by the applicable exchange agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the applicable exchange agent to the tendering Holders of original senior notes or original senior subordinated notes, unless otherwise provided in this letter of transmittal, as soon as practicable following the Expiration Date.

3.     Inadequate Space.

        If the space provided is inadequate, the certificate numbers and/or the number of the original senior notes or original senior subordinated notes should be listed on a separate signed schedule attached hereto.

4.     Tender by Holder.

        Except in limited circumstances, only a registered Holder of original senior notes or original senior subordinated notes or a Euroclear, Clearstream, or DTC participant listed on a securities position listing furnished by Euroclear, Clearstream, or DTC with respect to the original senior notes or original senior subordinated notes may tender its original senior notes or original senior subordinated notes in the exchange offer. Any beneficial owner of original senior notes or original senior subordinated notes who is not the registered Holder and is not a Euroclear, Clearstream, or DTC participant and who wishes to tender should arrange with such registered holder to execute and deliver this letter of transmittal on such beneficial owner's behalf or must, prior to completing and executing this letter of transmittal and delivering his, her or its original senior notes or original senior subordinated notes, either make appropriate arrangements to register ownership of the original senior notes or original senior subordinated notes in such beneficial owner's name or obtain a properly completed bond power from the registered holder or properly endorsed certificates representing such original senior notes or original senior subordinated notes.

5.     Partial Tenders; Withdrawals.

        Tenders of original senior notes or original senior subordinated notes will be accepted only in integral multiples of $1,000 or €1,000, as applicable. If less than the entire principal amount of any original senior notes or original senior subordinated notes is tendered, the tendering Holder should fill in the principal amount tendered in the fourth column of the chart entitled "Description of Original Senior Notes or Original Senior Subordinated Notes." The entire principal amount of original senior notes or original senior subordinated notes delivered to the applicable exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all original senior notes or original senior subordinated notes is not tendered, original senior notes or original senior subordinated notes for the principal amount of original senior notes or original senior subordinated notes not tendered and a certificate or certificates representing exchange senior notes or exchange senior subordinated notes received in exchange of any original senior notes or original senior subordinated notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this letter of transmittal or unless tender is made through DTC, Euroclear or Clearstream promptly after the original senior notes or original senior subordinated notes are accepted for exchange.

        Except as otherwise provided herein, tenders of original senior notes or original senior subordinated notes may be withdrawn at any time prior to the Expiration Date. To withdraw a tender of original senior notes or original senior subordinated notes in the applicable exchange offer, a written or facsimile transmission notice of withdrawal must be received by the exchange agent at its address set forth herein prior to the Expiration Date. Any such notice of withdrawal must (1) specify the name of the person having deposited the original senior notes or original senior subordinated notes to be withdrawn (the "Depositor"), (2) identify the original senior notes or original senior subordinated notes to be withdrawn (including the certificate number or numbers and principal amount of such original senior notes or original senior subordinated notes, or, in the case of original senior notes or original senior subordinated notes transferred by book-entry transfer, the name and number of the account at Euroclear, Clearstream, or DTC to be credited), (3) be signed by the Depositor in the same manner as the original signature on the letter of transmittal by which such original senior notes or original senior subordinated notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the registrar with respect to the original senior notes or original senior subordinated notes register the transfer of such original senior notes or original senior subordinated notes into the name of the person withdrawing the tender and (4) specify the name in which any such original senior notes or original senior subordinated notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by Rhodia, whose determination shall be final and binding on all parties. Any original senior notes or original senior subordinated notes so withdrawn will be deemed not to have been validly tendered for purposes of the exchange offer and no exchange senior notes or exchange senior subordinated notes will be delivered with respect thereto unless the original senior notes or original senior subordinated notes so withdrawn are validly re-tendered. Any original senior notes or original senior subordinated notes which have been tendered but which are not accepted for exchange by Rhodia will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the exchange offer. Properly withdrawn original senior notes or original senior subordinated notes may be re-tendered by following one of the procedures described in the prospectus under "The Exchange Offer—Procedures for Tendering" at any time prior to the Expiration Date.

6.     Signatures on the Letter of Transmittal; Bond Powers and Endorsements.

        If this letter of transmittal (or copy hereof) is signed by the registered Holder(s) of the original senior notes or original senior subordinated notes tendered hereby, the signature must correspond with the name(s) as written on the face of the original senior notes or original senior subordinated notes without alteration, enlargement or any change whatsoever.

        If any of the original senior notes or original senior subordinated notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal.

        If a number of original senior notes or original senior subordinated notes registered in different names are tendered, it will be necessary to complete, sign and submit as many copies of this letter of transmittal as there are different registrations of original senior notes or original senior subordinated notes.

        If this letter of transmittal (or copy hereof) is signed by the registered Holder(s) (which term, for the purposes described herein, shall include a book-entry transfer facility whose name appears on the security listing as the owner of the original senior notes or original senior subordinated notes) of original senior notes or original senior subordinated notes tendered and the certificate(s) for exchange senior notes or exchange senior subordinated notes received in exchange therefor is to be delivered (or any untendered principal amount of original senior notes or original senior subordinated notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered original senior note or original senior subordinated note, nor provide a separate bond power. In any other case, such Holder must either properly endorse the original senior notes or original senior subordinated notes tendered or transmit a properly completed separate bond power with this letter of transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

        If this letter of transmittal (or copy hereof) is signed by a person other than the registered Holder(s) of original senior notes or original senior subordinated notes listed therein, such original senior notes or original senior subordinated notes must be endorsed or accompanied by properly completed bond powers which authorize such person to tender the original senior notes or original senior subordinated notes on behalf of the registered Holder, in either case signed as the name of the registered Holder or Holders appears on the original senior notes or original senior subordinated notes.

        If this letter of transmittal (or copy hereof) or any original senior notes or original senior subordinated notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Rhodia, evidence satisfactory to Rhodia of their authority to so act must be submitted with this letter of transmittal.

        Endorsements on original senior notes or original senior subordinated notes or signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

7.     Special Registration and Delivery Instructions.

        Tendering Holders should indicate, in the applicable spaces, the name and address to which exchange senior notes or exchange senior subordinated notes or substitute original senior notes or original senior subordinated notes for principal amounts not tendered or not accepted for exchange are to be delivered, if different from the name and address of the person signing this letter of transmittal (or in the case of tender of the original senior notes or original senior subordinated notes through DTC, Euroclear or Clearstream, if different from the account maintained at DTC, Euroclear or Clearstream indicated above). In the case of delivery in a different name, the taxpayer identification or social security number of the person named must also be indicated.

8.     Transfer Taxes.

        Rhodia will pay all transfer taxes, if any, applicable to the exchange of original senior notes or original senior subordinated notes pursuant to the exchange offer. If, however, certificates representing exchange senior notes, exchange senior subordinated notes, original senior notes or original senior subordinated notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the original senior notes or original senior subordinated notes tendered hereby, or if tendered original senior notes or original senior subordinated notes are registered in the name of any person other than the person signing this letter of transmittal, or if a transfer tax is imposed for any reasons other than the exchange of original senior notes or original senior subordinated notes pursuant to the exchange offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this letter of transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

        Except as provided in this Instruction 8, it will not be necessary for transfer tax stamps to be affixed to the original senior notes or original senior subordinated notes listed in this letter of transmittal.

9.     Waiver of Conditions.

        Rhodia reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the exchange offer in the case of any original senior notes or original senior subordinated notes tendered.

10.   Mutilated, Lost, Stolen or Destroyed Original Senior Notes or Original Senior Subordinated Notes.

        Any tendering Holder whose original senior notes or original senior subordinated notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated herein for further instruction.

11.   Requests for Assistance or Additional Copies.

        Questions and requests for assistance and requests for additional copies of the prospectus or this letter of transmittal may be directed to the applicable exchange agent at the address specified in the prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.

12.   Substitute Form W-9 and IRS Form W-8

        U.S. persons: U.S. federal income tax law requires each Holder (or other payee) to provide BNP Paribas (as "Payer") with a correct taxpayer identification number ("TIN"), generally the Holder's Social Security or federal employer identification number, with certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that (i) such number is correct, (ii) that the Holder is not subject to backup withholding of federal income tax, and (iii) that the Holder is a U.S. person (including a U.S. resident alien). Failure to provide the information on Substitute Form W-9 may subject the Holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and federal income tax backup withholding (imposed in 2003 at a 28% rate) on any payment made after the exchange to such tendering Holder. Please see "Important Tax Information" below and the instructions in Part I of the Substitute Form W-9 if the Holder (or other Payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future.

        Certain U.S persons (including, among others, most corporations) are not subject to backup withholding and should indicate their exempt status on Substitute Form W-9.

        Non-U.S. persons: Non-U.S. Holders generally will not be subject to U.S. information reporting or backup withholding. However, these Holders may be required to provide certification of non-U.S. status in connection with payments received in the United States or through certain U.S.-related financial intermediaries. A non-U.S. individual or non-U.S. entity may qualify as an exempt person for such payments by completing an IRS Form W-8 (generally IRS Form W-8BEN), signed under penalties of perjury, certifying the Holder's non-U.S. status. The appropriate IRS Form W-8 can be obtained from the IRS website at www.irs.gov.

        A Holder of Notes should consult his or her tax advisor as to his or her qualification for an exemption from backup withholding and the procedure for obtaining such exemptions.

IMPORTANT TAX INFORMATION

        In order to avoid "backup withholding" of U.S. federal income tax at a current rate of 28% on any payment made after the exchange, each tendering Holder of Original Notes must, unless an exemption applies, provide BNP Paribas (as "Payer") with his correct Taxpayer Identification Number (the "TIN") on Substitute Form W-9 set forth below and certify, under penalties of perjury, that such TIN is correct and that he is not subject to backup withholding. If a Holder has been notified by the U.S. Internal Revenue Service (the "IRS") that the Holder is subject to backup withholding, the Holder must cross out item (2) of the Certification box of the Substitute Form W-9, unless the Holder has since been notified by the IRS that the Holder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Holder to a $50 penalty imposed by the IRS and to U.S. federal backup withholding at a rate of 28% on payments made to the Holder in respect of the Notes. If the tendering Holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such Holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I, the Payer will retain 28% of any payments made to a Holder during the sixty (60) day period following the date of the Substitute Form W-9. If the Holder furnishes the Payer with his or her TIN within sixty (60) days of the Substitute Form W-9, the Payer will remit such amounts retained during such sixty (60) day period to such Holder and no further amounts will be retained or withheld from payments made to the Holder thereafter. If, however, such Holder does not provide its TIN to the Payer within such sixty (60) day period, the Payer will remit such previously withheld amounts to the IRS as backup withholding and will withhold 28% of all payments to the Holder thereafter until such Holder furnishes its TIN to the Payer. In addition, if a Holder of Notes makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a $500 penalty may be imposed by the IRS.

        Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be applied for from the IRS.

        Certain Holders of Notes (including, among others, all corporations) are not subject to backup withholding and should indicate their exempt status on Substitute Form W-9.

        If the Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

        Non-U.S. persons: Non-U.S. Holders generally will not be subject to U.S. information reporting or backup withholding. However, these Holders may be required to provide certification of non-U.S. status in connection with payments received in the United States or though certain U.S.-related financial intermediaries. A non-U.S. individual or non-U.S. entity may qualify as an exempt person for such payments by completing an IRS Form W-8 (generally IRS Form W-8BEN), signed under penalties of perjury, certifying the Holder's non-U.S. status. The appropriate IRS Form W-8 can be obtained from the IRS website at www.irs.gov.

        A Holder of Notes should consult his tax advisor as to his qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

PAYER'S NAME: BNP PARIBAS

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service

Part I—Taxpayer Identification Number. For all accounts, enter your name and taxpayer and identification number in the box at right. (For most individuals, this is your social security number. If you do not have a number, see "Obtaining a Number" in the enclosed Guidelines.) Certify by signing and dating below.
	Note: If the account is in more than one name, see the chart in the enclosed Guidelines to determine which number to give the payer.	Name and Social security number or Employer indentification number (If awaiting TIN write "Applied For")

Payor's Request for Taxpayer Identification Number (TIN)	Part II—For Payees Exempt from Backup Withholding, write "exempt" in this box and sign and date below. See the enclosed Guidelines and complete as instructed therein.

Certificate—Under penalties of perjury, I certify that:
(1)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2)	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3)	I am a U.S. person (including a U.S. resident alien).
Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

Signature	Date	, 2003

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE IRS AND BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU IN RESPECT OF THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.
NOTE:	YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING A TAXPAYER IDENTIFICATION NUMBER.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Payer within 60 days, the Payer will withhold 28% of all payments made to me thereafter until I provide a number.

Signature	Date	, 2003

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
ON SUBSTITUTE FORM W-9

        Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer.—Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

FOR THIS TYPE OF ACCOUNT:		Give the NAME and SOCIAL SECURITY number of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)
5.	Sole proprietorship	The owner(3)
FOR THIS TYPE OF ACCOUNT:		Give the NAME and EMPLOYER IDENTIFICATION number of:
6.	Sole proprietorship or single-owner LLC	The owner (3)
7.	A valid trust, estate, or pension trust	The legal entity(4)
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization account	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agriculture program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

(4)
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Card (for individuals), at the local Social Security Administration office, or obtain Form W7, Application for IRS Individual Taxpayer Identification Number (for resident aliens who are not eligible for a social security number) or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), by calling 1 (800) TAX-FORM (1-800-829-3676) or from the IRS's web site at www.irs.gov, and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from withholding include:

  •
  An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

  •
  The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

  •
  An international organization or any agency or instrumentality thereof.

  •
  A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

  •
  A corporation.

  •
  A financial institution.

  •
  A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

  •
  A real estate investment trust.

  •
  A common trust fund operated by a bank under Section 584(a).

  •
  An entity registered at all times during the tax year under the Investment Company Act of 1940.

  •
  A middleman known in the investment community as a nominee or a custodian.

  •
  A futures commission merchant registered with the Commodity Futures Trading Commission.

  •
  A foreign central bank of issue.

  •
  A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

  •
  Payments to nonresident aliens subject to withholding under Section 1441.

  •
  Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

  •
  Payments of patronage dividends not paid in money.

  •
  Payments made by certain foreign organizations.

  •
  Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

Payments of interest on obligations issued by individuals.

Note: You may be subject to backup withholding if this interest in the course of your trade or business is $600 or more and you have not provided your correct taxpayer identification number to the payer.

  •
  Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

  •
  Payments described in Section 6049(b)(5) to non resident aliens.

  •
  Payments on tax-free covenant bonds under Section 1451.

  •
  Payments made by certain foreign organizations.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART II OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Privacy Act Notice.—Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers may also disclose this information to other countries under a tax treaty or to federal and state agencies to enforce federal non-tax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)
Failure to Furnish Taxpayer Identification Number—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)
Civil Penalty for False Information with Respect to Withholding—If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)
Criminal Penalty for Falsifying Information—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)
Misuse of Taxpayer Identification Number—If the payer discloses or uses taxpayer identification numbers in violation of federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

(DO NOT WRITE IN SPACE BELOW)

Certificate surrendered	Original senior notes or original senior subordinated notes tendered	Original senior notes or original senior subordinated notes accepted

Delivery Prepared by	Checked by	Date

The exchange agent for the original euro senior notes and the original euro senior subordinated notes for the exchange offer is:

BNP Paribas Securities Services
Luxembourg branch
23, avenue de la Porte Neuve
L-2085 Luxembourg
Luxembourg
Attention: Global Corporate Trust
Telephone: +352 2696-2549
Facsimile: +352 2696-9757

The exchange agent for the original dollar senior notes and the original dollar senior subordinated notes for the exchange offer is:

BNP Paribas
New York branch
Global Corporate Trust
787 Seventh Avenue
New York, NY 10019
Attention: Max Sanchez-Martinez
Telephone: (212) 841-3414
Facsimile: (212) 841-2717

        For any questions regarding this letter of transmittal or for additional information, you may contact the euro notes exchange agent by telephone at +352 2696-2549 or by facsimile at +352 2696-9757 and the dollar notes exchange agent by telephone at (212) 841-3414 or by facsimile at (212) 841-2717. All original senior notes or original senior subordinated notes must be tendered by book-entry transfer in accordance with the standard operating procedures of DTC, Euroclear or Clearstream. Holders who wish to be eligible to receive exchange senior notes or exchange senior subordinated notes for their original senior notes or original senior subordinated notes pursuant to the exchange offer must validly tender (and not withdraw) their original senior notes or original senior subordinated notes to DTC, Euroclear or Clearstream, as the case may be, prior to the Expiration Date or provide notice of guaranteed delivery to the exchange agent as described herein.

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  Exhibit 99.1
INSTRUCTIONS Forming part of the terms and conditions of the exchange offer
IMPORTANT TAX INFORMATION
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9